                      DFA INVESTMENT DIMENSIONS GROUP INC.

                     EMERGING MARKETS SOCIAL CORE PORTFOLIO

          (to be renamed EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO)

                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 30, 2007

Effective May 29, 2007,  the name of the Emerging  Markets Social Core Portfolio will be changed  to the  Emerging  Markets  Social  Core  Equity  Portfolio.  In
conjunction with the name change, the 80% non-fundamental  investment policy for the Emerging  Markets Social Core  Portfolio will also be changed.  The Emerging
Markets  Social  Core  Portfolio's  new name and  policy  are  reflected  in the
Portfolio's Prospectus.

Until May 29, 2007,  the following  information  replaces the  disclosure in the
Portfolio's Prospectus:

(i)  All  references  in the  Prospectus to the  "Emerging  Markets  Social Core
     Equity  Portfolio"  are replaced with  reference to the  "Emerging  Markets
     Social Core Portfolio".

(ii) The last two  sentences of the fourth  paragraph  in the section  entitled,
     "INVESTMENT  OBJECTIVES AND POLICIES" in the  Prospectus  are deleted,  and replaced as follows:

     As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in emerging markets  investments that are  defined in this  Prospectus  as  Approved  Market  securities.  If the
     Portfolio  changes  this  investment  policy,  the  Portfolio  will  notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.

                 The date of this Supplement is March 30, 2007.